                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): December 12, 2001


                     HARLEY-DAVIDSON CUSTOMER FUNDING CORP.
             (Exact name of registrant as specified in its charter)



Nevada                               333-37550                 36-4396302
(State or other jurisdiction   (Commission File Number)      (IRS Employer
of incorporation)                                         Identification Number)


            4150 Technology Way
            Carson City, Nevada                                   89706
            (Address of principal executive offices)            (Zip Code)

                                 (702) 885-1200
              (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former name or former address, if changed since last report.)

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ITEM 5.     OTHER EVENTS

      In connection with the issuance by Harley-Davidson Motorcycle Trust 2001-3 (the "Trust") of Motorcycle Contract Backed Notes pursuant to the Prospectus dated November 15, 2000 and the Prospectus Supplement dated December 4, 2001 filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5), Harley-Davidson Customer Funding Corp. is filing the exhibits listed below to this Current Report on Form 8-K which are incorporated by reference herein.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Financial Statements:  None.

(b)  Pro Forma Financial Information:  None.

(c)  Exhibits:



-------------------------------------------------------------------------
  EXHIBIT NO.                       DOCUMENT
-------------------------------------------------------------------------
      4.7        Conformed copy of the Trust Agreement dated
                 as of December 1, 2001 between
                 Harley-Davidson Customer Funding Corp.
                 ("CFC") and Wilmington Trust Company (the
                 "Owner Trustee")
-------------------------------------------------------------------------
      4.8        Conformed copy of the Indenture dated as of
                 December 1, 2001 between the Trust and BNY
                 Midwest Trust Company (the "Indenture
                 Trustee")
-------------------------------------------------------------------------
     10.10       Conformed copy of the Transfer and Sale
                 Agreement dated as of December 1, 2001 by and
                 between Harley-Davidson Credit Corp. ("HDCC")
                 and CFC
-------------------------------------------------------------------------
     10.11       Conformed copy of the Sale and Servicing
                 Agreement dated as of December 1, 2001 by and
                 among the Trust, CFC, HDCC and the Indenture
                 Trustee
-------------------------------------------------------------------------
     10.12       Conformed copy of the Administration
                 Agreement dated as of December 1, 2001 by and
                 among the Trust, HDCC, CFC and the Indenture
                 Trustee
-------------------------------------------------------------------------


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                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    HARLEY-DAVIDSON CUSTOMER FUNDING CORP.

                                    By:   /s/ Perry A. Glassgow
                                        ----------------------------------------
                                         Perry A. Glassgow
                                         Treasurer


December 12, 2001

















                                     -3-

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                                EXHIBIT INDEX



-------------------------------------------------------------------------
  EXHIBIT NO.                       DOCUMENT
-------------------------------------------------------------------------
      4.7        Conformed copy of the Trust Agreement dated
                 as of December 1, 2001 between
                 Harley-Davidson Customer Funding Corp.
                 ("CFC") and Wilmington Trust Company (the
                 "Owner Trustee")
-------------------------------------------------------------------------
      4.8        Conformed copy of the Indenture dated as of
                 December 1, 2001 between the Trust and BNY
                 Midwest Trust Company (the "Indenture
                 Trustee")
-------------------------------------------------------------------------
     10.10       Conformed copy of the Transfer and Sale
                 Agreement dated as of December 1, 2001 by and
                 between Harley-Davidson Credit Corp. ("HDCC")
                 and CFC
-------------------------------------------------------------------------
     10.11       Conformed copy of the Sale and Servicing
                 Agreement dated as of December 1, 2001 by and
                 among the Trust, CFC, HDCC and the Indenture
                 Trustee
-------------------------------------------------------------------------
     10.12       Conformed copy of the Administration
                 Agreement dated as of December 1, 2001 by and
                 among the Trust, HDCC, CFC and the Indenture
                 Trustee
-------------------------------------------------------------------------









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